UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2010

THE BLACKSTONE GROUP L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33551 (Commission File Number)	20-8875684 (IRS Employer Identification No.)

345 Park Avenue New York, New York (Address of principal executive offices)	10154 (Zip Code)

(212) 583-5000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On July 7, 2010, The Blackstone Group L.P. issued a press release announcing that John G. Finley will join the firm as a senior managing director and as chief legal officer of its general partner, Blackstone Group Management L.L.C., effective September 1, 2010. In becoming Blackstone’s chief legal officer, Mr. Finley will be succeeding Robert L. Friedman, who will continue at Blackstone for two more years before retiring from the firm but will cease to serve as chief legal officer effective upon Mr. Finley’s assumption of that position. The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

Exhibit 99.1	Press release, dated July 7, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Blackstone Group L.P. By: Blackstone Group Management L.L.C., its general partner

Date: July 7, 2010	By: /s/ Robert L. Friedman Name: Robert L. Friedman Title: Chief Legal Officer